EXHIBIT 99.1

SOUTHWEST BANCORPORATION OF TEXAS, INC. Fourth Quarter 2003

Today we are . . . Third largest independent bank in Texas - the largest in Houston Among the top banks in the U.S. based on deposits One of the fastest growing banks in Texas Top 10% of all Texas based banks in loan, deposit and asset growth Providing a healthy return to shareholders Over 27% return during 14-year history A customer service leader 93% of customers would recommend SWBT The technology innovator 8 out of 10 customers rated Treasury Management's product capabilities as excellent or above average 3

Everything Counts. Our philosophy

A growth story - from $50 million to more than $5.9 billion in assets in 14 years - more than 75% internally generated Revenue-driven EPS growth Strong sales culture and innovative products Fee income products drive market share gains Conservative credit culture Transparent financial statements Strategic mergers - strong track record of growth post merger Enviable economic and market environment Talent to grow the business Employee shareholders Our story 7

Houston's largest independent bank 44 branches & 1,700 employees $76 million legal lending limit $499 million total shareholders' equity $5.9 billion in assets Market cap approximately $1.3 billion More than 200 calling officers Local bank with regional reach 9 Ellington Field HOBBY IAH

Balanced growth 11 Balance Sheet Summary ($ in billions) 1998 1999 2000 2001 2002 1Q 03 2003 LOANS 1.63 2.04 2.51 2.76 3.22 3.27 3.59 DEPOSITS 2.37 2.53 3.09 3.43 3.91 4.01 4.4 ASSETS 2.94 3.27 3.94 4.4 5.17 5.11 5.94 As of December 31, 2003: Loans Total $3.59 billion, highest in Bank's history Increased $369 million, or 11%, from 12/31/02 5-year compounded annual growth rate of 17% Deposits Increased $491 million, or 13%, from 12/31/02 5-year compounded annual growth rate of 13% Assets Increased $773 million, or 15%, from 12/31/02 5-year compounded annual growth rate of 15% Assets Loans Deposits

5 years of strong results 2002 ($ in thousands, except EPS) Total Assets Total Loans Total Deposits Net Income Diluted EPS EPS y/y % growth ROA ROE 2003 $5,944,925 $3,588,572 $4,403,239 $63,020* $1.81* 5% 1.18%* 13.35%* $3,271,188 $2,035,342 $2,531,633 $31,963 $0.97 7% 1.06% 14.70% $3,940,342 $2,511,437 $3,093,870 $43,461 $1.29 33% 1.23% 17.00% $4,401,156 $2,759,482 $3,428,633 $52,717 $1.55 20% 1.32% 15.82% $5,171,957 $3,219,340 $3,912,049 $59,206 $1.72 11% 1.30% 14.55% 1999 2000 2001 15.1% 17.1% 13.2% 16.8% 14.7% 5 Year CAGR 13 * Adjusted for the impact of merger-related expenses; as reported, net income - $60,729, diluted EPS - $1.74, ROA - 1.14%, ROE - 12.86%

4th Quarter in review Total Assets Total Loans Total Deposits Net Income Total Equity Diluted EPS ROA ROE Qtr. Ended 12/31/02 $5,171,957 $3,219,340 $3,912,049 $15,917 $445,523 $0.46 1.30% 14.36% Qtr. Ended 12/31/03 $5,944,925 $3,588,572 $4,403,239 $16,311 $499,321 $0.46 1.14% 13.27% $ Growth $772,968 $369,232 $491,190 $394 $53,798 % Growth 14.9% 11.5% 12.6% 2.5% 12.1% 15 ($ in thousands, except EPS)

Legal merger July 1, 2003 Operational merger August 25, 2003 Consolidation with MaximBank 17 3rd Quarter balance sheet impact Securities $60 million Loans $98 million Deposits $241 million Projected annual cost saves of $1.7 million will be fully realized in 2004 Revenue synergies, though not originally projected, have been significant 2003 income statement impact Merger-related expenses CDI amortization Noninterest operating expenses (estimated) Fee income $3.0 million $1.4 million $3.3 million $2.3 million

Net Interest Spreads (Yield minus cost of funds) Earnings assets yield comparison 19 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 Loans 4.78 4.75 4.83 4.79 4.67 4.58 4.7 4.68 4.68 Investment securities 3.51 3.84 3.9 3.67 2.92 3.09 2.76 2.39 2.75 Floating Fixed 66 34 Loan portfolio - variable vs. fixed rate 34% Fixed 39% Floating 27% At floor Loans Investment securities Variable Fixed

Results for shareholders 21 38% 0% 63% 31% 22% 22% 17% 7% 33% 20% 11% 1% '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 YEAR-TO-YEAR % CHANGE IN EARNINGS PER SHARE* $100,000 invested in SWBT in 1990 would have grown to $2,925,851 as of 12/31/03; CAGR of 27.3% 14-year total return * EPS as reported; pooling of interests accounting used for 1997 to 2002 14 year SWBT S&P

Our core strategies

Customer focused and technology driven Diversifying income stream Regional growth through strategic mergers Protect asset quality Focus on people Create new businesses Summary of strategies 25

Great customers 27

Build business by banking profitable industries 29 Correspondent Banking Energy Healthcare

Healthcare 31 Developed specific product, IDEAL, enabling healthcare providers to manage receivables and cash flow In the past two years, Southwest Bank of Texas has become the market share leader for remittance banking in the Texas Medical Center The IDEAL product is easily transportable to the large Metroplex healthcare community Other products used by healthcare customers include Wholesale Lockbox, Retail Lockbox, NetST@R, Collections, Controlled Disbursement, and Imaging Services Customer since 1Q 2003 Customer since 2Q 2003 Customer since 2Q 2003 Customer since 1Q 2002 Customer since 3Q 1999 Customer since 2Q 2003 Customer since 3Q 2003

Energy 33

Correspondent Banking 35 In 2003, fundings increased 24% or $64MM, new relationships are up 31% by adding 19 new correspondent banking relationships 14 of 28 (50%) local independent community banks chartered in the Houston area have a correspondent banking relationship with Southwest Bank of Texas 34 of the 125 (28%) banks chartered in the Houston Fed region have a correspondent banking relationship with Southwest Bank of Texas 5 year compounded growth rate for new relationships is 63% and 96% for total fundings Account growth is illustrated in period end data and fundings are yearly averages Correspondent Banking Growth Fundings & New Account Relationships ($ in thousands) $270,927 $334,733 $11,557 $26,558 $101,562 $151,289 62 81 7 17 36 55 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 1998 1999 2000 2001 2002 2003 0 10 20 30 40 50 60 70 80 90 Fundings Accounts

Market share shift Treasury Management Market Position Growing - 2000-2002 percentage change Companies $50-$500 Million 37 Southwest Bank of Texas $5.9 billion Big bank #1 +$250 billion Big bank #2 +$300 billion Big bank #3 +$500 billion Big bank #4 +$500 billion Asset size 2000 2002 2000 2002 2000 2002 2000 2002 2000 2002 13 23 15 14 10 11 29 22 37 31 7 7 8 5 8 5 1 8 6 8 Source: Third party research

Market feedback: Treasury Management A national leader in achieving excellent treasury management citations Excellent or above average Treasury Management ratings Product development initiatives highly regarded Customer service viewed as distinctive Specialists provide unique guidance and counsel to clients 2002 performance as strong as 2000 Significant market opportunities Competitor average SWBT National average "Southwest Bank of Texas ranks among the top 5% of all banks surveyed." - Third Party Surveyor 39 SWBT Competitor average 0.65 0.27 0.26 * Represents banks across the nation with assets $24-$500 billion Source: Third party research

Market share shift Middle market banking Companies $10-$100 Million Percentage of Market Relationships 41 Southwest Bank of Texas JP Morgan Chase Wells Fargo Bank One Bank of America Competitive Landscape Money Center Banks Bank of America Bank One JPMorgan Chase Wells Fargo Regional Banks/Thrifts Bank of Oklahoma Comerica Compass Cullen Frost Regions SouthTrust Washington Mutual Whitney Local Banks 45 commercial banks in Houston, each with deposits of $50 million or more SWBT Bank One Bank of America Wells Fargo JP Morgan Chase 0.14 0.1 0.13 0.08 0.21 Source: Third party research

Market feedback: Middle Market Relationship managers deliver distinctive and differentiated service Relationship managers cover accounts longer and more thoroughly than competitors Value delivered relative to fees paid is tied for first place Overall Middle Market Client Satisfaction Leads the Market Companies $10-$100 Million Overall Customer Satisfaction Percentage Citing Excellent or Above Average Ratings Relationship Manager Performance Percentage Citing Innovative Advice and Creative Ideas SWBT Competitor average 0.84 0.71 43 SWBT Competitor average 0.69 0.49 SWBT Competitor average SWBT Competitor average Source: Third party research

Noninterest income as a percent of total income 45 1998 1999 2000 2001 2002 2003 Noninterest 31537 37464 42893 58158 70391 86668 net interest 105583 123013 150504 159989 178636 193378 23% 23% 22% 27% 28% Noninterest income Net interest income $ Thousands 31%

Diversifying income stream Consistent noninterest income growth ($ in thousands) 47 1997 1998 1999 2000 2001 2002 2003 3048 4173 4868 6017 7244 9302 9712 1997 1998 1999 2000 2001 2002 2003 4354 5369 7070 9126 11718 16304 18429 Capital Markets and Investments 5 year compound growth rate of 18% Up 4%, or $410,000, in 2003 Retail 4 year compound growth rate of 46% Up 23%, or $4.8 million, in 2003 Treasury Management 5 year compound growth of 28% Up 13%, or $2.1 million, in 2003 1997 1998 1999 2000 2001 2002 2003 0 0 5500 7331 14011 20360 25124

Total outstanding loans including mergers ($ in millions) Strong internal growth 49 1997 1998 1999 2000 2001 2002 2003 SWBT 1114 1633 2035 2511 2759 3219 3494 Pinemont 137 FT Bend 167 Citizens 131 MaximBank 95 Lone Star 157 Pinemont Bank - August 1997 Total assets - $235 million Market presence - 37 years 9 branches in northwest Houston Book value paid was 1.67x Fort Bend Federal Savings & Loan - April 1999 Total assets - $316 million Market presence - 66 years 7 branches southwest of Houston Book value paid was 1.81x Citizens Bankers, Inc. - December 2000 Total assets - $436 million Market presence - 80 years 7 branches in east Harris County Book value paid was 3.02x MaximBank - July 2003 Total assets - $312 million Market presence - 97 years 8 branches in Galveston County Book value paid was 2.20x Lone Star - February 2004 Total assets - $214 million Market presence - 27 years 5 branches in Dallas market Book value paid 2.57x ? 2.95x * Legal merger closing in February 2004 *

51 Attractive platform from which to launch SWBT's middle market, corporate, and private banking initiatives Opportunity to introduce SWBT retail banking and expand footprint over time Lone Star's core businesses: middle market lending and private banking Relatively small transaction, structured to minimize risk to SWBT N.B. Financial data as of September 30, 2003 Addition of Terry Kelley, veteran Dallas banker, as Chairman of the Dallas/Fort Worth region 5 branches in prime Dallas locations $216 million in assets; privately owned Reunion Bancshares, Inc. Holding Company of Opening a new growth market

53 Transaction structure $50 million total potential purchase price Creative transaction structure allows SWBT to transfer most merger risk to seller's shareholders. Purchase premium will be adjusted during the three-year period based on credit performance. $43.5 million in cash at closing $6.5 million deposited in a three-year escrow fund at closing Funds will be used to cover charge-offs, NPA expenses, representations and warranties Escrow structured so that funds for credit costs are available to SWBT every quarter upon demand Historical asset quality at Lone Star is excellent; transaction structure ensures that it will continue to be so from SWBT's perspective At $50 million, SWBT pays full price for a clean bank

55 Transaction statistics N.B. Last twelve months data for Reunion Bancshares as of September 30, 2003. Range of values based on purchase price between $43.5 million and $50 million. Pro forma figures based on September 30, 2003 financial data with estimated purchase accounting adjustments. Total purchase price will be between $43.5 million and $50.0 million 100% cash transaction, funded by recent trust preferred offering Transaction Multiples: Conservative pro forma projection assumptions: Projected to be neutral to 2004 GAAP EPS, accretive thereafter Full $50 million purchase price assumed $34 million estimated total intangibles created Legal closing expected to be in 1Q04; $2.1 million merger-related charge $216 million in total assets $166 million in gross loans $193 million in deposits $17.2 million in tangible equity Tangible common ratio: 7.96% Last twelve months earnings: $1.7 million Net interest margin: 4.15% NCOs / Avg. Loans: 0.15% Efficiency ratio: 69.6% Modest cost savings; 9% assumed at Lone Star No revenue synergies assumed 54% realized in 2004; 100% thereafter Only 10% loan growth from Lone Star's 9/30/03 base Lone Star Financial Statistics:

Protect asset quality Net charge-offs/average loans Nonperforming assets/loans + OREO 57 All FDIC Insured Commercial Banks SWBT 1999 2000 2001 2002 2003 SWBT 0.09 0.06 0.17 0.22 0.22 Peer median 0.61 0.64 0.94 1.11 0.88 1999 2000 2001 2002 2003 SWBT 0.0031 0.0041 0.0053 0.005 0.0049 Peer median 0.0106 0.0123 0.0154 0.0159 0.0138 * First 9 months 2003

Securities and Cash Miscellaneous Commercial Residential Mortgage Vehicles Unsecured Real estate term & other Real estate construction 226.1 198.9 663.1 502.6 28.3 255.4 635 759 Diversified loan portfolio Diversified loan portfolio Total Loans at 12/31/03 ^ $3.6 billion Loans by Industry Type Loans by Collateral Type 59 Retail Trade Const. Manufact'g Wholesale Trade R/E Invest & Development Service Other Finance Transport Energy Retail Trade 205 360 230 210 881 622 208 168 103 382 Other 10% Residential 3% Retail 4% Multi-family 5% Owner occupied 6% Retail 4% Other 4% Office & Ind. 4%

Focus on people Senior management depth Average of 25 years in banking Strategic hires Continue to attract key talent - Trust, Private Banking, Foreign Exchange, Capital Markets, Commercial Lending Employees as shareholders 80% own stock Stock options widely distributed 61

The future

Enviable business markets Texas Economy $297 billion in deposits Gross State Product forecasted to reach $925 billion in 2005 8th largest economy in the world 2/3 of all economic activity occurs in Houston and Dallas Leads all states in net job creation since 1990 - accounts for 7.3% of total U.S. employment Gain of 39,600 jobs between November 2002 and November 2003; increase of 0.4% Recorded a net gain of 12,700 jobs in 2002, an increase of 0.1% Accounts for more than 13% of total U.S. exports, surpassing New York and California Recently passed the most sweeping judicial reform bills in America Houston Economy $84 billion in banking deposits 2002 Gross Area Product $240 billion, slightly larger than the GDP of Turkey or Austria, a third larger than Hong Kong's Diverse economy that includes healthcare, energy, transportation and aeronautics Dallas/FW Metroplex Economy $83 billion in banking deposits 2002 Gross Area Product $245 billion Diverse economy includes telecommunications, distribution and transportation 65

Houston's economic outlook Lowest cost of living among all major metropolitan areas Population has increased by more than 270,000 persons to approximately 5 million In 2004, energy spending projected to increase by 4-6% worldwide Back-to-back years of record housing starts. Home sales were up 8% over 2002; up 17% in December 2003 Houston Purchasing Managers Index grew every month in 2003 Economy driven by 3 sectors - national, international and energy 67

Diversified economy 69 Creates 16,000 jobs in region $1.5 billion complex; occupies 1,620 acres Johnson Space Center's fiscal expenditures in 2001 were $4.1 billion Creates $1.2 billion in regional spending Produces more than $885 million in business volume and personal incomes of more than $2 billion Creates 140,000 jobs in region Creates $6 billion in regional spending 22 million square feet; larger than the CBD in Cleveland 10 million additional square feet planned over the next 10 years 43 non-profit institutions 5.4 million patient visits per year MD Anderson - leading cancer center in country according to 7/03 U.S. News and World Report Airport Houston Airport System ranks 4th nationally and 6th worldwide $8 billion economic impact; generates 90,000 jobs $2.8 billion, 5-year capital improvements IAH is one of the fastest growing air cargo distribution hubs in U.S. Port of Houston First in U.S. in foreign tonnage; second in total tonnage; world's sixth largest 6,400 ships called in 2002 Home to $15 billion petrochemical complex; second largest in the world More than 3,500 companies trade more than 180 types of products in 183 countries Sources: Texas Medical Center; Johnson Space Center; Port of Houston; City Department of Aviation Johnson Space Center Home of the world's largest health care complex Space capital of the world Transportation

Energy capital of the world



Industry is conservatively managed

- Expectations are that energy prices will be volatile
- 82% of all working rigs are gas-directed
- Upstream energy sector is estimated to account for 31% of Houston's economic base vs. 69% in 1981

	Then and Now 1982**	2003**
Total Houston Employment	1,541,000	2,121,400
Houston Energy Employment*	321,000 / 21%	187,100 / 8%
U.S. Rig Count	4,436	1,024
Expected Oil Price	$50-$100/bbl	$25-$30/bbl
Oilfield CEO Mentality	Aggressive	Conservative
Balance Sheet	Leveraged	De-leveraged

Houston has benefited from the energy industry consolidation

- Shell Oil relocated to Houston from New York
- Chevron Chemical and Chevron Pipe Line relocated from San Ramon, CA
- Exxon Mobil Corp established seven of its 11 global business units in Houston
- ConocoPhilips chose Houston as headquarters for their merged companies
- Sonangol, Angola's national oil company, locating U.S. headquarters in Houston
- Total Fina relocated its U.S. headquarters from Dallas
- Halliburton relocated its headquarters from Dallas

** Upstream energy sector*
*** Reflects year end numbers*
Sources: Bureau of Labor Statistics; Baker Hughes, Inc.; Greater Houston Partnership

SOUTHWEST BANK OF TEXAS
36

1987 1989 1991 1993 1995 1997 1999 2001 2002 2003 1.4 1.5 1.55 1.6 1.78 1.8 2 2.1 2.1 Long term job growth 73 Houston job facts Since the bottom of the recession in January 1987, the Houston PMSA has gained nearly 730,000 jobs, averaging 2.6% annual growth Houston PMSA recorded 2.1 million jobs through December 2003, more than 29 states Number of jobs increased slightly. YTD 2003 up 0.3% or 6,100 Local unemployment rate - 6.3% vs. 5.6% nationally as of Nov. 2003 19 Fortune 500 companies headquartered in Houston region Since 1983, the non-energy portion of Houston's economic base has grown at a compound annual rate of 7.2% Historical Chart In Millions 31,000 new jobs predicted in 2004 Sources: Texas Workforce Commission; Greater Houston Partnership; U of H Institute for Regional Forecasting; Houston Chronicle; Federal Reserve Bank - Houston Branch 1989 1991 1993 1995 1997 1999 2001 2002 2003 1988 1987

Why the Metroplex? Strategies Target markets - corporate, energy, correspondent Opportunistic M&A activity Denovo strategy for branches and operations center Overview 2/3 of all economic activity in Texas occurs in Dallas and Houston Same market dynamics as Houston 50-60% deposit share held by global bank competitors The market needs a strong regional bank SWBT has a seasoned team of 12 bankers with significant experience in the Metroplex Fort Worth Arlington Denton Frisco Allen McKinney Plano Grapevine Fort Worth Arlington Irving Lewisville Flower Mound Dallas 75

Keefe, Bruyette & Woods Legg Mason Results for shareholders 77 2003 January 1997 Advest, Inc. FIG Partners FTN Financial Hibernia Southcoast Capital Lehman Brothers Morgan Keegan Piper Jaffray RBC Capital Markets SAMCO Capital Smith Barney Citigroup Stephens Inc. Stifel Nicolaus SunTrust Robinson-Humphrey Keefe, Bruyette & Woods Legg Mason Market Cap at IPO: $160 million Market Cap approximately $1.3 billion

2003 KBW Honor Roll



	10-Year Median EPS Growth	2002 YE Price/Book	2002 YE Price/ Consensus 2003 EPS	% Change in Stock Price YE 1997 - YE 2002
W Holding Company, Inc.	33.5%	346%	12.9x	107%
MBNA Corporation	25.9%	179%	7.4x	57%
Southwest Bancorp. of Texas	25.1%	234%	15.9x	85%
CVB Financial Corp.	17.3%	336%	16.8x	94%
Sterling Bancorp	17.1%	233%	13.1x	67%
M&T Bank Corporation	15.9%	230%	14.9x	71%
Synovus Financial Corp.	15.2%	286%	14.4x	-11%
BOK Financial Corporation	14.2%	164%	12.5x	88%
Greater Community Bancorp	13.3%	239%	15.8x	103%
SouthTrust Corporation	13.0%	197%	13.0x	18%
Central Coast Bancorp	13.0%	217%	14.9x	100%
First Mutual Bancshares, Inc.	12.5%	161%	8.9x	18%
Popular, Inc.	12.4%	185%	11.3x	37%
Harleysville National Corporation	11.9%	235%	17.0x*	46%
Ohio Valley Banc Corp.	11.8%	157%	16.1x	6%
Logansport Financial Corp.	11.6%	98%	13.7x*	-7%
Commerce Bancshares Inc.	11.4%	178%	12.1x	11%
Compass Bancshares, Inc.	11.0%	206%	12.0x	7%
First of Long Island Corporation	10.8%	166%	14.4x*	36%
Park National Corporation	10.7%	267%	15.6x	18%
Mercantile Bankshares Corporation	10.6%	186%	12.4x	-1%
Peoples Bancorp Inc.	9.9%	154%	10.4x	35%
LNB Bancorp, Inc.	9.8%	204%	15.8x*	4%
Fulton Financial Corporation	9.6%	214%	13.2x	3%
TrustCo Bank Corp NY	9.4%	315%	14.1x	20%
First Financial Bankshares, Inc.	9.0%	199%	12.8x	22%
State Bancorp, Inc.	7.0%	168%	14.0x*	-13%
HONOR ROLL MEDIAN**	11.9%	204%	13.7x	22%
S&P 500			14.8x	18%

* *P/E based upon 2002 year-end estimate*

40

Consistent progress Solid leadership Good markets Focused on the future What you see is who we are So, why SWBT? 81 It's a compelling story because . . . We Make Everything Count

Net income - as reported Impact of merger-related expenses Net income - adjusted for merger-related expenses Diluted earnings per share - as reported Impact of merger-related expenses Diluted earnings per share - adjusted for merger-related expenses Return on average assets - as reported Impact of merger-related expenses Return on average assets - adjusted for merger-related expenses Return on average common shareholders' equity - as reported Impact of merger-related expenses Return on average common shareholders' equity-adjusted for merger-related expenses Reconcilements of non- Gaap Disclosures 83 2003 $60,729 2,291 $63,020 $1.74 0.07 $1.81 1.14% 0.04% 1.18% 12.86% 0.49% 13.35% 2002 $59,206 - $59,206 $1.72 - $1.72 1.30% - 1.30% 14.55% - 14.55%

Certain of the matters discussed in this presentation may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Southwest Bancorporation of Texas, Inc. (the "Company") to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. The words "expect," "anticipate," "intend," "plan," "believe," "seek," "estimate," "project" and similar expressions, as well as descriptions of the Company's ongoing strategy, are intended to identify such forward-looking statements. The Company's actual results may differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including, without limitation: (a) the effects of future economic conditions on the Company and its customers; (b) governmental monetary and fiscal policies, as well as legislative and regulatory changes; (c) the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements, as well as interest rate risks; (d) the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in the Company's market area and elsewhere, including institutions operating locally, regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; and (e) the failure of assumptions underlying the establishment of reserves for loan losses and estimations of values of collateral and various financial assets and liabilities. All written or oral forward-looking statements are expressly qualified in their entirety by these cautionary statements. Legal disclaimer 85

2002 SOUTHWEST BANCORPORATION OF TEXAS, INC (c) 1/27/04